UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    December 14, 2005 (December 12, 2005)

                    Alamosa Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32357	75-2890997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

            5225 S. Loop 289, Lubbock, Texas, 79424

(Address of Principal Executive Offices)    (Zip Code)

Registrant's Telephone Number, Including Area Code:    (806) 722-1100

                                                Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On December 12, 2005, Alamosa Holdings, Inc. (the "Company"), Sprint Nextel Corporation ("Sprint") and AHI Merger Sub Inc., a wholly owned subsidiary of Sprint Nextel Corporation, (the "Buyer") entered into an amendment to the Agreement and Plan of Merger dated as of November 21, 2005 by and among the Company, Sprint and the Buyer (the "Amendment"). This Amendment is a technical amendment to clarify certain items in the merger agreement and is attached hereto as Exhibit 10.1.

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Description

10.1	Amendment to the Agreement and Plan of Merger by and among Alamosa Holdings, Inc., Sprint Nextel Corporation and AHI Merger Sub Inc. dated December 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 14, 2005

ALAMOSA HOLDINGS, INC.

By:	/s/ Kendall W. Cowan
	Name:	Kendall W. Cowan
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to the Agreement and Plan of Merger by and among Alamosa Holdings, Inc., Sprint Nextel Corporation and AHI Merger Sub Inc. dated December 12, 2005